                                        UNITED STATES
                                   SECURITIES AND EXCHANGE
                                  COMMISSION
                                                             Washington, D.C. 20
                                                                                           _________________

                                      FORM 8-K

                                                                            CURRENT REPORT

                                                                           Pursuant to Section 13 or 15(d) of the
                                                                                                                               Securities Exchange Act of 1934

                                                                                      Date of Report (date of earliest event reported):  October 21, 2010

                                             EURO GROUP OF COMPANIES, INC.
                                                                           (Exact name of registrant as specified in its charter)

                                                                                      000-29805
                                                                                                                                          --------------------------------
                                                                                                                                        (Commission File Number)

                                        Delaware                                                                                                                                                                                                                               13-4070586
             -- - - - - - - - - - - - - - - - - - - - - - - - - - - -                                                                                                                                                                                      - - - - - - - - - - - - - - - - - - - - - - - - -
            (State of incorporation or organization)                                                                                                                                                                                  (I.R.S. Employer Identification No.)

                                                                                10 Midland Avenue, Port Chester, New York 10573
                                                                            (Address of principal executive offices)

                                                                                     Telephone No.: (914) 937-3900
                                                                                                              (Registrant’s telephone number, including area code)

                                                                              (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act
         (17 CFR 240.13e-4( c))

Item 5.02 Resignation of Principal Financial Officer; Appointment of Principal Financial
                  Officer

Euro Group of Companies, Inc., a Delaware Corporation formerly known as ICT Technologies, Inc., announced today that the Company has accepted the resignation of Stephen Melvin as Vice President, Chief Financial Officer, and has appointed Andrew Eracleous as Chief Financial Officer. Mr. Eracleous has previously served as the Chief Financial Officer of the Company from November, 2002 until April 2010. Mr. Eracleous has been an accountant in private practice for over 50 years. Mr. Eracleous also serves as a Director of the Company.

______________________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         Dated: October 21, 2010                                                                                                                                                                               Euro Group of Companies, Inc.

                                                                                                                                                                                                                                                   By:   /s/  Vasilios Koutsobinas
                                                                                                                                                                                                                                                                   Vasilios Koutsobinas
                                                                                                                                                                                                                                                   Chairman